UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 29, 2011

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254 (Commission File No.)	27-3051592 (IRS Employer Identification No.)

380 Lexington Ave, 17th Floor
New York, New York 10138
(Address of principal executive offices, including ZIP code)

(917) 310-0077
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8. Other Events

Item 8.01	Other Events

The Graystone Company, Inc.  (the "Company") announced that is will be holding its 2010 Annual Shareholder Meeting will be held on April 8, 2011 at 11:30am  at 620 Newport Center Drive, Ste 100, Newport Beach, CA 92260.   All shareholders of record as March  28, 2011 shall be entitled to vote on all matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

The Graystone Company, Inc.

Dated: March 29, 2011	By:	/s/ J.W Mézey
J.W. Mézey
President/COO